Supplemental Financial Disclosure

Fourth Quarter 2015

ColonyCapital

A Global Real Estate & Investment Management Company

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect Colony Capital, Inc.’s (or “the Company”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the Company’s control, that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the market, economic and environmental conditions in the industrial real estate, single-family rental, and lodging sectors; any decrease in the Company’s net income and funds from operations as a result of the combination transaction with Colony Capital, LLC; the Company’s ability to manage the combination with Colony Capital, LLC effectively; the Company’s exposure to risks to which it has not historically been exposed, including liabilities with respect to the assets acquired from Colony Capital, LLC and ongoing liabilities and business risks inherent to Colony Capital LLC’s business; the Company’s business and investment strategy, including the Company’s investment in and ability to generate revenue from the single-family homes in which the Company indirectly owns an interest;; the Company’s ability to dispose of its real estate investments quickly; the performance of the hotels in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; the Company’s projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the Company’s expected leverage; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; changes in prepayment rates on the Company’s target assets; effects of hedging instruments on the Company’s target assets; rates of default or decreased recovery rates on the Company’s target assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to the Company’s ability to make distributions to the Company’s stockholders in the future; and the Company’s understanding of its competition.
While forward-looking statements reflect Colony Capital, Inc.’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. Colony Capital, Inc. has not independently verified such statistics or data.
Certain of the following slides present information related to the prior performance of Colony Capital, LLC and its affiliates. This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of Colony Capital, Inc. may vary materially.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, and core funds from operations, or Core FFO. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Table of Contents

			Page				Page
I.	Overview			V.	Single Family Residential Rentals
	a.	Summary Metrics	5		a.	Summary Metrics	20
	b.	Summary of Segments	6	VI.	Other Real Estate Equity
II.	Financial Results				a.	Summary Metrics	22
	a.	Consolidated Income Statements	8		b.	Summary of Assets	23
	b.	Pro Rata Segment Balance Sheets	9	VII.	Real Estate Debt
	c.	Pro Rata Segment Operating Results	10		a.	Summary Metrics	25
	d.	Pro Rata Segment Reconciliation of Net Income to FFO & Core FFO	11		b.	Portfolio Overview	26
III.	Capitalization			VIII.	Investment Management
	a.	Overview	13		a.	Summary Metrics	28
	b.	Debt Overview	14	IX.	Definitions		30
	c.	Credit Facility, Convertible Debt & Preferred Equity Overview	15
IV.	Colony Light Industrial Platform
	a.	Summary Metrics	17
	b.	Portfolio & Lease Overview	18

I. Overview

Ia. Overview—Summary Metrics

Summary Metrics
($ in thousands, except per share data, unless otherwise noted; as of or for the three months ended December 31, 2015)
Financial data
Core FFO attributable to common interests in OP and common stockholders	$76,698
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.57
FFO attributable to common interests in OP and common stockholders	54,272
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.41
Net income attributable to common interests in OP and common stockholders	22,340
Net income attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.17
1Q16 Dividend per share	0.40
Annualized dividend	1.60
AUM	$18.8 billion
FEEUM	$9.3 billion

Balance sheet, capitalization and trading statistics
Total consolidated assets	$10,039,310
CLNY & OP share of consolidated assets	6,916,528
Total consolidated debt (1)	4,237,439
CLNY & OP share of consolidated debt	3,294,650
Shares and OP units outstanding	133,989
Share price as of 12/31/2015	$19.48
Market value of common equity & OP units as of 12/31/2015	2,610,106
Liquidation preference of preferred equity	625,750
Insider ownership of shares and OP units	18.8%

__________
Note: See appendix for definitions and acronyms.
(1) Represents principal balance and excludes debt issuance costs, discounts and premiums.

Ib. Overview—Summary of Segments

($ in thousands, unless otherwise noted; as of or for the three months ended December 31, 2015)
Light Industrial
CLNY & OP share of real estate & related assets, net (1)	$1,154,516
CLNY & OP share of investment-level non-recourse financing (principal balance)	694,261
Carrying value of CLIP operating platform	20,000
Core FFO attributable to common interests in OP and common stockholders	15,117

Single Family Residential Rentals
Investment in unconsolidated joint ventures	$394,783
CLNY & OP share of cost basis	444,336
CLNY & OP share of Colony American Finance net book value (included in investments in unconsolidated joint ventures above)	57,343
Colony Starwood Homes shares beneficially owned by OP and common stockholders as of 1/5/2016	15.1 million
Core FFO attributable to common interests in OP and common stockholders	6,032

Other Real Estate Equity
CLNY & OP share of real estate and related assets, net, held for investment (1)	$900,238
CLNY & OP share of investment-level non-recourse financing for real estate and related assets, net, held for investment (principal balance)	583,230
CLNY & OP share of real estate and related assets, net, held for sale (1)	71,959
CLNY & OP share of investments in unconsolidated joint ventures excluding Albertsons investment	144,925
CLNY & OP share of investments in unconsolidated joint ventures - Albertsons investment	49,934
Core FFO attributable to common interests in OP and common stockholders	15,688

Real Estate Debt
CLNY & OP share of loans held for investment, net and held for sale, net	$2,848,753
CLNY & OP share of investment-level non-recourse financing (principal balance)	1,056,676
CLNY & OP share of real estate & related assets, net (REO within debt portfolio) (1)	33,577
CLNY & OP share of investments in unconsolidated joint ventures	122,331
Core FFO attributable to common interests in OP and common stockholders	69,815

Investment Management
AUM	$18.8 billion
FEEUM	$9.3 billion
Credit Funds	$3.6 billion
Core Plus / Value-Add Funds	$1.9 billion
Opportunity Funds	$3.8 billion
Core FFO attributable to common interests in OP and common stockholders	$11,559

__________
(1) Includes all components related to the asset, including real estate and lease-related intangibles.

II. Financial Results

IIa. Financial Results—Consolidated Income Statements

	2015
($ in thousands, except per share data)	Q1	Q2		Q3		Q4
Income
Interest income	$46,137	$101,270		$142,269		$127,629
Property operating income	43,793	83,230		86,435		86,413
Equity in income of unconsolidated joint ventures	26,349	10,956		6,879		3,421
Fee income	—	21,928		23,070		20,745
Other income	333	3,520		4,325		3,274
Total income	116,612	220,904		262,978		241,482
Expenses
Management fees	14,961	101		—		—
Transaction, investment and servicing expenses	16,807	10,034		7,058		28,722
Interest expense	26,593	30,924		38,027		37,550
Property operating expenses	14,011	35,905		35,615		32,182
Depreciation and amortization	22,308	36,645		42,656		39,368
Provision for loan losses	—	4,078		26,495		6,538
Impairment	—	—		317		10,425
Compensation expense	—	28,644		25,734		29,513
Administrative expenses	4,781	11,411		11,154		11,507
Total expenses	99,461	157,742		187,056		195,805
Gain on remeasurement of consolidated investment entities, net	—	41,486		—		—
Other (loss) gain, net	(286)	(1,215)		(759)		5,602
Income before income taxes	16,865	103,433		75,163		51,279
Income tax (provision) benefit	(650)	(349)		3,598		6,697
Net income	16,215	103,084		78,761		57,976
Net income attributable to noncontrolling interests—Investment entities	5,686	34,630		22,264		23,543
Net income attributable to noncontrolling interests—Operating Company	—	9,138		7,200		3,595
Net income attributable to Colony Capital, Inc.	10,529	59,316		49,297		30,838
Preferred dividends	6,972	11,410		12,094		12,093
Net income attributable to common stockholders	$3,557	$47,906		$37,203		$18,745
Net income per common share—Basic	$0.03	$0.43		$0.33		$0.17
Net income per common share—Diluted	$0.03	$0.40		$0.32		$0.17
Weighted average number of common shares outstanding—Basic	109,415	111,394		111,443		111,444
Weighted average number of common shares outstanding—Diluted	109,415	136,434		136,138		111,444
FFO attributable to common interests in OP and common stockholders	$29,663	$83,159		$72,162		$54,272
FFO per basic common share / common OP Unit	$0.27	$0.62		$0.54		$0.41
Core FFO attributable to common interests in OP and common stockholders	$53,561	$59,409	(1)	$70,776	(1)	$76,698
Core FFO per basic common share / common OP Unit	$0.49	$0.45	(1)	$0.53	(1)	$0.57

__________
(1) During the current quarter ended December 31, 2015, we added the deferred tax effect related to amortization and impairment of investment management contracts and customer relationships to the definition of Core FFO. As such, we have presented revised Core FFO and Core FFO per basic common share / common OP Unit from prior periods to exclude such deferred tax effects to conform to the current quarter calculation of Core FFO.

IIb. Financial Results—Pro Rata Segment Balance Sheets

	OP Pro Rata Share by Segment							Amounts Attributable to Noncontrolling Interests	CLNY Consolidated As Reported
(In thousands; as of December 31, 2015)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP Pro Rata Share
ASSETS
Cash	$7,607	$—	$31,637	$34,539	$28,499	$13,592	$115,874	$69,980	$185,854
Loan receivable
Held for investment	—	—	—	2,833,861	—	—	2,833,861	1,214,616	4,048,477
Held for sale	—	—	—	14,892	—	—	14,892	60,110	75,002
Real estate assets, net
Held for investment	1,107,081	—	821,475	13,064	—	—	1,941,620	1,190,598	3,132,218
Held for sale	3,832	—	65,606	20,458	—	—	89,896	207,991	297,887
Investments in unconsolidated joint ventures	—	394,783	194,859	122,331	9,794	10,449	732,216	192,249	924,465
Goodwill	20,000	—	—	—	658,267	—	678,267	—	678,267
Deferred leasing costs and intangible assets, net	51,342	—	89,469	55	87,704	—	228,570	96,943	325,513
Other assets	25,915	—	22,943	151,595	13,949	66,930	281,332	90,295	371,627
Total assets	$1,215,777	$394,783	$1,225,989	$3,190,795	$798,213	$90,971	$6,916,528	$3,122,782	$10,039,310
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$27,810	$—	$57,651	$109,432	$45,406	$13,186	$253,485	$47,582	$301,067
Intangible liabilities	7,739	—	4,353	—	—	—	12,092	12,430	24,522
Due to affiliates—contingent consideration	—	—	—	—	—	52,990	52,990	—	52,990
Dividends and distributions payable	—	—	—	—	—	65,688	65,688	—	65,688
Debt, net	685,059	—	573,287	1,047,550	—	357,983	2,663,879	923,845	3,587,724
Convertible senior notes, net	—	—	—	—	—	591,079	591,079	—	591,079
Total liabilities	720,608	—	635,291	1,156,982	45,406	1,080,926	3,639,213	983,857	4,623,070
Equity:
Stockholders' equity	430,140	342,938	513,124	1,766,719	653,941	(859,946)	2,846,916	—	2,846,916
Noncontrolling interests in investment entities	—	—	—	—	—	—	—	2,138,925	2,138,925
Noncontrolling interests in Operating Company	65,029	51,845	77,574	267,094	98,866	(130,009)	430,399	—	430,399
Total equity	495,169	394,783	590,698	2,033,813	752,807	(989,955)	3,277,315	2,138,925	5,416,240
Total liabilities and equity	$1,215,777	$394,783	$1,225,989	$3,190,795	$798,213	$90,971	$6,916,528	$3,122,782	$10,039,310

IIc. Financial Results—Pro Rata Segment Operating Results

	OP Pro Rata Share by Segment							Amounts Attributable to Noncontrolling Interests	CLNY Consolidated As Reported
(In thousands; for the three months ended December 31, 2015)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP Pro Rata Share
Income
Interest income	$—	$—	$2	$77,140	$—	$22	$77,164	$50,465	$127,629
Property operating income	27,945	—	22,567	529	—	—	51,041	35,372	86,413
Equity in income (loss) of unconsolidated joint ventures	—	(5,086)	4,146	2,854	(1,286)	(655)	(27)	3,448	3,421
Fee income	—	—	—	—	20,745	—	20,745	—	20,745
Other income	3,101	—	32	449	—	1,327	4,909	(1,635)	3,274
Total income	31,046	(5,086)	26,747	80,972	19,459	694	153,832	87,650	241,482
Expenses
Transaction, investment and servicing expenses	203	—	4,414	2,402	—	950	7,969	20,753	28,722
Interest expense	5,976	—	4,705	9,183	—	10,980	30,844	6,706	37,550
Property operating expenses	8,584	—	6,529	536	—	—	15,649	16,533	32,182
Depreciation and amortization	13,239	—	7,303	24	5,264	1,206	27,036	12,332	39,368
Provision for loan losses	—	—	—	1,818	—	—	1,818	4,720	6,538
Impairment loss	—	—	1,272	673	4,103	—	6,048	4,377	10,425
Compensation expense	840	—	771	3,839	10,755	12,019	28,224	1,289	29,513
Administrative expenses	317	—	310	685	224	8,977	10,513	994	11,507
Total expenses	29,159	—	25,304	19,160	20,346	34,132	128,101	67,704	195,805
Gain (loss) on sale of real estate assets, net	(350)	—	605	328	—	—	583	1,907	2,490
Other gain (loss), net	(8)	—	540	(159)	4	812	1,189	1,923	3,112
Income before income taxes	1,529	(5,086)	2,588	61,981	(883)	(32,626)	27,503	23,776	51,279
Income tax benefit (expense)	28	—	147	832	5,926	(3)	6,930	(233)	6,697
Net income	1,557	(5,086)	2,735	62,813	5,043	(32,629)	34,433	23,543	57,976
Net income attributable to noncontrolling interests:
Investment entities	—	—	—	—	—	—	—	23,543	23,543
Operating Company	—	—	—	—	—	—	—	3,595	3,595
Net income attributable to Colony Capital, Inc.	1,557	(5,086)	2,735	62,813	5,043	(32,629)	34,433	(3,595)	30,838
Preferred dividends	—	—	—	—	—	12,093	12,093	—	12,093
Net income attributable to common stockholders	$1,557	$(5,086)	$2,735	$62,813	$5,043	$(44,722)	$22,340	$(3,595)	$18,745

IId. Financial Results—Pro Rata Segment Reconciliation of Net Income to FFO & Core FFO

	OP Pro Rata Share by Segment							Amounts Attributable to Noncontrolling Interests	CLNY Consolidated As Reported
(In thousands; for the three months ended December 31, 2015)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP Pro Rata Share
Net income (loss) attributable to Operating Company, noncontrolling interests in Operating Company and common stockholders	$1,557	$(5,086)	$2,735	$62,813	$5,043	$(44,722)	$22,340	$(3,595)	$18,745
Adjustments for FFO attributable to common interests in Operating Company:
Net income attributable to noncontrolling common interests in Operating Company	—	—	—	—	—	—	—	3,595	3,595
Real estate depreciation and amortization	13,239	6,533	8,453	24	—	—	28,249	12,451	40,700
Impairment of real estate	—	2,500	1,272	673	—	—	4,445	4,345	8,790
Loss (gain) on sales of real estate	350	(179)	(605)	(328)	—	—	(762)	(1,911)	(2,673)
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(14,885)	(14,885)
FFO attributable to common interests in Operating Company and common stockholders	$15,146	$3,768	$11,855	$63,182	$5,043	$(44,722)	$54,272	$—	$54,272

Additional adjustments for Core FFO attributable to common interests in Operating Company and common stockholders:
Gain (loss) on sale of real estate, net of depreciation and amortization previously adjusted for FFO	(510)	(49)	604	267	—	—	312	1,554	1,866
Noncash equity compensation expense	—	—	47	134	667	1,620	2,468	—	2,468
Straight-line rent revenue	(1,189)	46	(1,288)	—	—	—	(2,431)	(862)	(3,293)
Gain on change in fair value of contingent consideration	—	—	—	—	—	(750)	(750)	—	(750)
Amortization of acquired above-and below-market lease intangibles, net	464	—	(547)	—	—	—	(83)	260	177
Amortization of deferred financing costs and debt premium and discounts	1,010	1,120	520	2,078	—	1,133	5,861	1,004	6,865
Unrealized gain on derivatives	—	(899)	(2,844)	—	(5)	—	(3,748)	—	(3,748)
Acquisition-related expenses	196	2,046	4,001	120	—	—	6,363	16,567	22,930
Amortization and impairment of investment management intangibles	—	—	—	—	9,367	—	9,367	—	9,367
Deferred tax benefit effect on amortization and impairment of investment management intangibles	—	—	—	—	(3,513)	—	(3,513)	—	(3,513)
Non-real estate depreciation and amortization	—	—	—	—	—	1,206	1,206	—	1,206
Amortization of gain on remeasurement of consolidated investment entities, net	—	—	3,340	4,034	—	—	7,374	22,199	29,573
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(40,722)	(40,722)
Core FFO attributable to common interests in Operating Company and common stockholders	$15,117	$6,032	$15,688	$69,815	$11,559	$(41,513)	$76,698	$—	$76,698

III. Capitalization

IIIa. Capitalization—Overview

($ in thousands, except share and per share data; as of December 31, 2015)
Debt
$800,000 Revolving credit facility			$315,000
5.0% Convertible senior notes due 2023			200,000
3.875% Convertible senior notes due 2021			402,500
Corporate aircraft promissory note			42,983
CLNY & OP share of investment-level debt			2,334,167
Total CLNY & OP share of debt			3,294,650
Preferred Equity
Series A 8.5% cumulative redeemable perpetual preferred stock, redemption value			252,000
Series B 7.5% cumulative redeemable perpetual preferred stock, redemption value			86,250
Series C 7.125% cumulative redeemable perpetual preferred stock, redemption value			287,500
Total redemption value of preferred equity			625,750
Common Equity	Price per share	Shares / Units
Class A common stock	19.48	111,694	2,175,799
Class B common stock	19.48	546	10,636
OP units	19.48	21,749	423,671
Total market value of common equity			2,610,106

Total capitalization			$6,530,506

IIIb. Capitalization—Debt Overview

Debt overview
($ in thousands; as of December 31, 2015)	Type	Weighted-average years remaining to maturity (1)	Weighted-average interest rate	CLNY & OP pro rata share of unpaid principal balance
Non-recourse debt
Light Industrial Platform	Secured	3.9	2.79%	$694,261
Other Real Estate Equity	Secured	8.2	3.35%	583,230
Real Estate Debt	Secured	17.9	2.63%	895,014
Total non-recourse debt		10.8	2.92%	2,172,505

Recourse debt
Line of credit	Secured	2.6	3.11%	315,000
5.0% Convertible senior notes	Unsecured	7.4	5.00%	200,000
3.875% Convertible senior notes	Unsecured	5.1	3.88%	402,500
February 2014 warehouse facility	Secured	1.1	2.61%	47,229
April 2015 warehouse facility (25% recourse)	Secured	2.3	3.06%	114,433
Corporate aircraft promissory note	Secured	10.1	5.02%	42,983
Total recourse debt		4.6	3.77%	1,122,145

Total debt outstanding		8.7	3.14%	$3,294,650

Debt maturity and amortization schedule(1)

	Payments due by Period
($ in thousands; as of December 31, 2015)	2016	2017	2018	2019	2020	2021 and after	Total
Line of credit	$65,625	$157,500	$91,875	$—	$—	$—	$315,000
Convertible senior notes	—	—	—	—	—	602,500	602,500
Warehouse facilities	—	47,229	114,433	—	—	—	161,662
Corporate aircraft promissory note	1,835	1,930	2,029	2,134	2,244	32,811	42,983
CMBS securitization debt	—	—	—	—	—	802,647	802,647
Scheduled amortization payments on investment-level debt	5,149	5,703	5,770	5,361	5,423	37,658	65,064
Balloon payments on investment-level debt	48,058	81,565	688,177	29,167	—	457,827	1,304,794
Total	$120,667	$293,927	$902,284	$36,662	$7,667	$1,933,443	$3,294,650
__________
(1) Based on initial maturity dates or extended maturity dates to the extent criteria are met and the extension option is at the borrower's discretion.

IIIc. Capitalization—Credit Facility, Convertible Debt & Preferred Stock Overview

($ and shares in thousands; as of or for the three months ended December 31, 2015)
Credit facility
Revolving credit facility
Maximum principal amount							$800,000
Amount outstanding							315,000
Initial maturity						August 6, 2016
Fully-extended maturity						August 6, 2018
Interest rate						LIBOR + 2.75%

				Covenant level		Actual level at December 31, 2015
Financial covenants as defined in the Credit Agreement:
Consolidated Tangible Net Worth				Minimum $1,927 million			$2,339 million
Consolidated Fixed Charge Coverage Ratio				Minimum 1.50x			2.34 to 1.0
Consolidated Leverage Ratio				Maximum 65%			0.41 to 1.0
Liquidity				Minimum $5 million			$599 million

Convertible debt
Description	Outstanding principal	Issuance date	Due date	Interest rate	Conversion price (per share of common stock)	Conversion shares	Redemption date
5.0% Convertible Senior Notes	$200,000	April 2013	April 15, 2023	5.00% fixed	$23.60	8,475	On or after April 22, 2020
3.875% Convertible Senior Notes	402,500	January and June 2014	January 15, 2021	3.875% fixed	$24.82	16,217	On or after January 22, 2019
	$602,500

Preferred stock
Description			Liquidation preference	Initial issuance date	Dividend rate	Shares outstanding	Redemption period
Series A 8.5% cumulative redeemable perpetual			$252,000	March 2012	8.50%	10,080	On or after March 27, 2017
Series B 7.5% cumulative redeemable perpetual			86,250	June 2014	7.50%	3,450	On or after June 19, 2019
Series C 7.125% cumulative redeemable perpetual			287,500	April 2015	7.125%	11,500	On or after April 13, 2020
			$625,750			25,030

IV. Colony Light Industrial Platform

IVa. CLIP—Summary Metrics

($ in thousands, except per share; as of or for the three months ended December 31, 2015)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders						$15,117
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit						0.11
FFO attributable to common interests in OP and common stockholders						15,146
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit						0.11
Portfolio overview
Number of buildings						325
Rentable square feet						34,738
% leased at end of period						93.0%
Total goodwill associated with management platform (CLNY & OP owns 100%)						$20,000
Uncalled third party capital commitments						61,300
Investment-level non-recourse financing

	Initial maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	CLNY & OP pro rata share of unpaid principal balance
CLIP acquisition financing	Dec-2016	Dec-2019	L + 2.25%	(1)	N/A	$575,422
CLIP fixed rate mortgage	Aug-2025	Aug-2025	3.80%		N/A	103,956
CLIP credit facility	Jul-2016	Jul-2016	L + 2.25%		100,000	14,883
Total debt						694,261
Debt issuance costs						(9,202)
Total debt net of debt issuance						$685,059

CLNY & OP share of undepreciated cost basis of real estate assets (excluding accumulated depreciation)						$1,217,725
CLNY & OP share of debt / undepreciated cost basis						57.0%

Recent acquisitions
Property / portfolio name	Acquisition date	Number of buildings	Rentable square feet		% leased	Purchase price
Q4 2015 acquisitions
Atlanta Light Industrial Building	Oct -2015	1	130,462		100%	$10,300
Phoenix Light Industrial Portfolio	Nov-2015	3	407,461		84%	32,150
Phoenix Light Industrial Portfolio	Dec-2015	4	336,615		100%	36,450
Phoenix Light Industrial Building	Dec-2015	1	236,007		100%	18,000
Total		9	1,110,545		96%	$96,900

Q1 2016 acquisitions
Baltimore Light Industrial Portfolio	Feb-2016	2	200,560		100%	$17,625
Total		2	200,560		100%	$17,625

__________
(1) Interest rate increases to 1-month LIBOR plus 2.5% after fourth anniversary date.

IVb. CLIP—Portfolio and Lease Overview

Location	Property Type	Number of Buildings	Rentable Square Feet (in thousands)	Annualized Base Rent (in thousands)	Percentage Leased	Number of Leases	Lease Expiration	Year Acquired
United States
Arizona	Industrial	18	1,701	$4,281	90%	48	1/2016 to 8/2024	2014
Colorado	Industrial	8	1,128	4,312	100%	25	5/2016 to 3/2023	2014
Florida	Industrial	12	1,173	5,300	91%	37	1/2016 to 1/2024	2014
Georgia	Industrial	85	8,355	31,455	95%	234	1/2016 to 4/2030	2014-2015
Illinois	Industrial	33	3,828	15,893	94%	55	1/2016 to 12/2026	2014
Kansas	Industrial	1	172	743	100%	1	11/30/2024	2014
Maryland	Industrial	3	230	1,069	100%	7	7/2016 to 8/2021	2015
Minnesota	Industrial	15	1,993	8,841	89%	56	1/2016 to 10/2025	2014-2015
Missouri	Industrial	16	2,847	9,474	91%	40	2/2016 to 7/2024	2014
New Jersey	Industrial	22	1,343	5,797	91%	49	3/2016 to 10/2024	2014 - 2015
Pennsylvania	Industrial	8	1,985	8,172	92%	21	2/2016 to 1/2026	2014 - 2015
Tennessee	Industrial	3	383	138	45%	3	2/2017 to 3/2019	2014
Texas	Industrial	84	8,187	32,013	94%	213	1/2016 to 4/2040	2014 - 2015
Utah	Industrial	16	1,269	5,605	100%	33	2/2016 to 11/2023	2014
Wisconsin	Industrial	1	144	719	100%	1	10/2022	2014
Total		325	34,738	$133,812	93%	823

V. Single Family Residential Rentals

Va. Single Family Residential Rentals—Summary Metrics

($ in thousands, except per share, unless otherwise noted; as of or for the three months ended December 31, 2015)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders	$6,032
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.05
FFO attributable to common interests in OP and common stockholders	3,768
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.03

Balance sheet
Investments in unconsolidated joint ventures	$394,783
CLNY & OP Share of Colony American Finance net book value (included in investments in unconsolidated joint ventures above)	57,343

Cost basis
CLNY & OP original cost basis of Colony American Homes	$550,000
Less: Inception-to-date distributions (excluding regular-way dividends)	(105,664)
CLNY & OP cost basis as of 12/31/2015	$444,336
Less: CLNY & OP Share of Colony American Finance net book value	(57,343)
Allocated cost basis of Colony Starwood Homes	$386,993
Colony Starwood Homes shares beneficially owned by OP and common stockholders as of 1/5/2016	15.1 million

VI. Other Real Estate Equity

VIa. Other Real Estate Equity—Summary Metrics

($ and € in thousands, except per share data; as of or for the three months ended December 31, 2015)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders				$15,688
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit				0.12
FFO attributable to common interests in OP and common stockholders				11,855
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit				0.09
Portfolio overview
Consolidated real estate and related assets, net held for investment
NNN Investments
CLNY & OP share of real estate and related assets, net (1)				$641,911
CLNY & OP share of investment-level non-recourse financing				406,297
CLNY & OP share of Q4 NOI				9,989
Other real estate assets
CLNY & OP share of real estate and related assets, net (1)				258,327
Consolidated investment-level non-recourse financing				176,933
Consolidated real estate and related assets, net held for sale
CLNY & OP share of real estate and related assets, net (1)				71,959
Unconsolidated assets
CLNY & OP share of investments in unconsolidated joint ventures excluding Albertsons investment				144,925
CLNY & OP share of investments in unconsolidated joint ventures - Albertsons investment				49,934
Number of post-IPO shares in Albertsons pursuant to preliminary prospectus dated October 2, 2015				8.45 million
CLNY & OP % ownership interest in post-IPO AB Acquisition LLC based on preliminary prospectus dated October 2, 2015				2.17%

Investment-level non-recourse mortgage debt
Property type	Initial maturity date	Fully extended maturity date	Interest rate	CLNY & OP share of outstanding balance
NNN Investments
Office	Jan-2024	Jan-2024	4.84%	$87,340
Higher education campus	Dec-2029	Dec-2029	2.72%	120,947
Office	Jun-2025	Jun-2025	3.91%	180,960
Office	Nov-2022	Nov-2022	1.89%	17,050
Total debt related to NNN investments				406,297
Other real estate assets
Office Portfolio	Aug-2018	Aug-2020	3ML + 2.50%	44,072
Office Portfolio	Nov-2018	Nov-2018	4.02%	23,973	(2)
Hotel Portfolio	Jan-2019	Jan-2021	L + 4.65%	30,126
Warehouse Portfolio	Jun-2022	Jun-2022	3M EUR + 2.80%	11,676
Mixed Use	Dec-2018	Dec-2020	3ML + 2.75%	47,081
Office	Jul-2018	Jul-2020	L + 2.65%	6,750
CDCF IV subscription line	Sept-2016	Sept-2016	L + 1.60%	13,255
Total debt related to other real estate assets				176,933
Total debt related to consolidated real estate and related assets, net held for investment				583,230
Debt issuance costs and discount				(9,943)
Total debt net of debt issuance costs and discount				$573,287
__________

(1)	Includes all components related to the asset, including real estate and lease-related intangibles.

(2)
Seller provided zero-interest financing on acquired portfolio of properties with imputed interest of 4.02%, requiring principal payments of €15,750, €35,438 and €27,562 in Nov 2016, Nov 2017 and Nov 2018, respectively, of which CLNY and OP share is 28%. A discount was established at inception and is being accreted to debt principal as interest expense.

VIb. Other Real Estate Equity—Summary of Assets

($ in thousands; as of or for the three months ended December 31, 2015)
						CLNY & OP Pro Rata Share

Property type	Type	Year Acquired or Foreclosed	Location	Number of buildings	Rentable square feet (thousands)	Real estate assets & intangibles, net	Investment-level non-recourse debt		Equity of real estate assets held for investment	Percentage leased (end of period)	Number of leases	Lease expiration
NNN Investments
Office	NNN	2015	Norway	26	1,319	$308,156	$180,960		$127,196	100%	1	6/2030
Education	NNN	2015	Switzerland	20	304	171,145	120,947		50,198	100%	2	1/2035
Office	NNN	2013	Minnesota	2	502	111,580	87,340		24,240	100%	1	9/2020
Office	NNN	2015	France	3	17	36,248	17,050		19,198	100%	1	11/2027
Mixed Use	NNN	2014	Arizona	2	82	14,782	—		14,782	100%	1	6/2027
Total Net Leases				53	2,224	641,911	406,297		235,615
Other Real Estate Assets
Office	Other	2014-2015	UK	37	1,002	77,228	44,072		33,156	91%	106	5/2016 to 6/3012
Office	Other	2013	Arizona	2	440	21,509	6,750		14,759	62%	21	4/2016 to 6/2021
Mixed Use	Other	2015	UK	38	2,885	81,402	47,081		34,321	90%	261	1/2016 to 12/2252
Industrial	Other	2014	Spain	14	1,055	23,824	11,676		12,148	100%	14	12/2026 to12/2029
Hotel	Other	2012	Various U.S.	35	NA	33,074	30,126		2,948	NA	NA	NA
Office	Other	2014	Italy (1)	35	213	21,290	—		21,290	78%	47	5/2017 to 11/2020
Total Other Real Estate Assets				161	5,595	258,327	139,705	(2)	118,622

Total Other Real Estate Assets Held for Investment				214	7,819	$900,238	$546,002		$354,237
__________
(1) Excludes one building with 218,000 rentable square feet that is subject to development.
(2) Excludes $22.2 million of deferred purchase price and $13.3 million of CDCF IV subscription line debt.

VII. Real Estate Debt

VIIa. Real Estate Debt—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended December 31, 2015)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders						$69,815
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit						0.52
FFO attributable to common interests in OP and common stockholders						63,182
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit						0.47
Portfolio overview
Non-PCI loans
CLNY & OP share of loans receivables, net, held for investment and held for sale						$2,619,716
CLNY & OP share of investment-level non-recourse financing						1,030,446
Investments in unconsolidated joint ventures						117,465
PCI loans
CLNY & OP share of loans receivables, net, held for investment						229,037
CLNY & OP share of investment-level non-recourse financing						26,230
Investments in unconsolidated joint ventures						4,866
Real Estate Assets, net (REO within debt portfolio)
CLNY & OP share of real estate & related assets, net (1)						33,577
Investment-level non-recourse financing
Non-PCI	Initial maturity date	Fully-extended maturity date	Interest rate		Maximum principal amount	CLNY & OP pro rata share of outstanding balance
February 2014 warehouse facility	Feb-2017	Feb-2017	L + 2.50%		$150,000	$47,229
April 2015 warehouse facility	Apr-2018	Apr-2019	L + 2.50% - L+2.75%		250,000	114,433
Colony 2014-MF1 securitization	Apr-2050	Apr-2050	2.54%		N/A	145,349
CLO bonds - CMC 2014-1	Apr-2031	Apr-2031	L + 1.78%		N/A	121,261
CLO bonds - CMC 2014-2	Nov-2031	Nov-2031	L + 1.96%		N/A	195,687
CLO bonds - CMC 2015	Sept-2032	Sept-2032	L + 2.36%		N/A	340,350
Florida multifamily property loan	Mar-2016	Sept-2016	4.28%	(2)	N/A	4,949
Freddie Mac portfolio	Dec-2017	Dec-2019	L + 2.85%		N/A	53,732
CDCF IV subscription line	Sept-2016	Sept-2016	L + 1.60%		N/A	7,456
Total Non-PCI						1,030,446
PCI
Project London loan portfolio	Apr-2016	Apr-2019	L + 3.75%		N/A	11,559
Midwest loan portfolio	Jun-2016	Jun-2017	L + 4.00%		N/A	2,721
Metro loan portfolio	Apr-2016	Apr-2018	L + 3.75%		N/A	5,483
California first mortgage portfolio I	Aug-2016	Aug-2018	L + 3.75%		N/A	4,289
California first mortgage portfolio II	Sept-2016	Sept-2018	L + 3.25%		N/A	2,178
Total PCI						26,230
Total debt						1,056,676
Debt issuance costs						(9,126)
Total debt net of issuance costs						$1,047,550

__________
(1) Includes all components related to the asset, including real estate and lease-related intangibles.
(2) The variable interest rate on the loan was fixed at 4.28% through an interest rate swap.

VIIb. Real Estate Debt—Portfolio Overview

	CLNY & OP Pro Rata Share
($ in thousands; as of December 31, 2015)	Unpaid principal balance	Gross carrying amount	Weighted average coupon	Weighted average maturity in years
Non-PCI loans
Fixed rate
Mortgage loans	$482,339	$478,654	9.8%	4.4
Securitized mortgage loans	135,519	138,542	6.4%	16.9
B-notes	152,778	153,240	8.3%	2.4
Mezzanine loans	102,806	103,822	11.7%	3.2
Total fixed rate non-PCI loans	873,442	874,258

Variable rate
Mortgage loans	512,324	507,406	7.0%	1.7
Securitized mortgage loans	1,033,080	1,029,618	5.5%	3.5
B-notes	1,796	1,567	9.5%	2.3
Mezzanine loans	192,956	192,447	10.7%	0.8
Total variable rate non-PCI loans	1,740,156	1,731,038
Total Non-PCI Loans	2,613,598	2,605,296

PCI loans
Mortgage loans	331,629	230,620
Securitized mortgage loans	8,871	7,422
Total PCI Loans	340,500	238,042

Non-PCI loan held for sale	14,891	14,892
Allowance for loan losses	—	(9,477)
Total loans receivable	$2,968,989	$2,848,753

VIII. Investment Management

VIIIa. Investment Management—Summary Metrics

($ in thousands unless otherwise noted; as of or for three months ended December 31, 2015)

AUM	$18.8 billion
FEEUM	$9.3 billion
Credit Funds	$3.6 billion
Core Plus / Value-Add Funds	$1.9 billion
Opportunity Funds	$3.8 billion

Income:
Total income	$19,459
Expenses:
Amortization	5,264
Compensation expense	10,755
Impairment loss	4,103
Administrative expenses	224
Total expenses	20,346
Other gain, net	4
Income tax benefit	5,926
Net Income	5,043
Add: Noncash equity compensation expense	667
Add: Unrealized gain on derivatives	(5)
Add: Amortization of investment management intangibles	9,367
Add: Deferred tax benefit effect on amortization and impairment of investment management intangibles	(3,513)
Core FFO	$11,559

IX. Definitions

IX. Definitions

a)
Assets Under Management ("AUM") refers to the assets for which the Company provides investment management services and includes assets for which it may or may not charge management fees and/or performance allocations. AUM is presented as of December 31, 2015 and equals the sum of: a) the gross fair value of investments held directly by the Company or managed by the Company on behalf of its private funds, co-investments, or other investment vehicles; b) leverage, inclusive of debt held by investments and deferred purchases prices; c) uncalled limited partner capital commitments which the Company is entitled to call from investors during the given commitment period at its discretion pursuant to the terms of their respective funds; and d) with respect to majority-owned and substantially controlled investments the Company consolidates gross assets attributable to third-party investors. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

b)	Colony Capital, Inc. ("CLNY")

c)	Colony Light Industrial Platform ("CLIP")

d)
Core Funds from Operations ("Core FFO") is calculated by adjusting Funds from Operations ("FFO") for the following items, including the Company’s share of these items recognized by the Company’s unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) stock compensation expense; (iii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iv) amortization of acquired above- and below-market lease values; (v) amortization of deferred financing costs and debt premiums and discounts; (vi) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vii) acquisition-related expenses, merger and integration costs; (viii) amortization and impairment of finite-lived intangibles related to investment management contracts and customer relationships; (ix) deferred tax benefit related to amortization and impairment of investment management contracts and customer relationships; (x) gain on remeasurement of consolidated investment entities, net of deferred tax liability, and the effect of amortization thereof; (xi) non-real estate depreciation and amortization; and (xii) change in fair value of contingent consideration.

e)
Fee-Earning Equity Under Management ("FEEUM") refers to the equity for which the Company provides investment management services and from which it derives management fees and/or performance allocations. FEEUM is presented as of December 31, 2015. FEEUM includes $0.8 billion of uncalled limited partner capital commitments which will not bear fees until such capital is called at the Company’s discretion. The Company's calculations of FEEUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

f)
Funds from Operations ("FFO") is calculated in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures.

g)	Net Operating Income ("NOI") is property operating income less property operating expenses adjusted for non-cash items, including straight line rents and above/below market lease amortization.

h)
Operating Company ("OP") refers to Colony Capital Operating Company, LLC, an operating subsidiary of the Company. The Company is structured as an umbrella partnership real estate investment trust, or UPREIT, in which its wholly-controlled subsidiary, Colony Capital Operating Company, LLC (the “OP”), directly or indirectly holds substantially all of the Company’s assets and directly or indirectly conducts substantially all of the Company’s business.

i)
Purchased Credit-Impaired ("PCI") represent loans that were acquired at a discount with evidence of underlying credit deterioration and for which it is probable that all contractually required payments will not be collected.